Accelerating the global development and commercialization of innovative pharmaceuticals January 2008 Exhibit 99.1

© MediciNova, Inc. 2008 2
This presentation contains forward-looking statements that involve risks and uncertainties. These forward-
looking statements include, but are not limited to, statements regarding our strategies and objectives, our plans for the development and commercialization of our product candidates, including development programs and clinical trials, our industry, our financial condition, liquidity and capital resources, the efficacy and potential benefits of our product candidates and other statements that are not historical facts. These forward-looking statements may be preceded by, followed by or otherwise include the words “believes,”
“expects,” “anticipates,” “intends,” “estimates,” “projects,” “can,” “could,” “may,” “will,” “would” or similar expressions. Actual results or events may differ materially from those expressed or implied in any forward-
looking statements due to various factors, including, without limitation, the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for our product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approvals, our reliance on third parties and the timing, cost and design of future clinical trials and research activities, the timing of our expected filings with the FDA, the failure to execute strategic plans or strategies successfully, our collaborations with third parties, intellectual property and contract rights, and the other risks and uncertainties described in our filings with the Securities and Exchange
Commission, including our annual report for the year ended December 31, 2006 and our subsequent periodic reports on Forms 10-Q and 8-K. You should not rely unduly on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to update publicly or revise any forward-looking statements discussed in this presentation.
Forward-Looking Statements
Forward-Looking Statements

© MediciNova, Inc. 2008 3
Development Company Focused on Low-Risk Product Candidates
•
Unique access to differentiated, high-value assets primarily from Japanese alliances
New Approaches to Treat Serious Medical Conditions:
•
MN-221: IV Status Asthmaticus candidate
•
Estimated $500 M US opportunity for MediciNova
•
MN: 166: Oral Multiple Sclerosis candidate
•
In 2005, approximately $6.2 B in worldwide MS therapeutic sales*
Diverse Pipeline:
•
Six compounds with applications in multiple disease areas
Corporate Overview:
Corporate Overview:
MediciNova, Inc.
MediciNova, Inc.
*Source: MedAdNews, June 2006

Kyorin

KISSEI

Mitsubishi Pharma Corporation

ANGIOGENE
PHARMACEUTICALS LTD

Meiji

MEDICINOVA

© MediciNova, Inc. 2008 4
In-License:
•
Product candidates with significant clinical or pre-clinical data
Proof-of-Concept Trials:
•
Conduct Phase I and Phase II trials to demonstrate
efficacy of compound in US
Two Pathways Towards ROI After Phase II:
•
Continue internal development of compound towards
commercialization
•
Seek partnership for compound
Business Model:
Business Model:
Return On Investment
Return On Investment

MN-221
2008
2009
2010
1H
2H
1H
2H
1H
2H
PIIa 4-Hour Infusion*
PIIb Single-Blind*
PIIb Double-Blind*
PIII*
PIII*
PIII (Ped.)*

MEDICINOVA

© MediciNova, Inc. 2008 5
NDA
†
MN-221 Development Plan
MN-221 Development Plan
Note: Development plans / timelines for MN-221 are subject to change
*Anticipated commencement and completion dates based on current projections
† Filing as early as 2H’10

Compound
2007
2008
2009
2010
2011
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
MN-166
(Multiple Sclerosis)

MEDICINOVA

© MediciNova, Inc. 2008 6
*Anticipated commencement and completion dates based on current projections
**  Phase III studies, as well as Bioequivalence and MTD studies, will be delayed until a corporate partnership is secured for MN-166
Phase II*
Phase III (EU)*/**
Phase III (USA)*/**
MN-166 Development Plan
MN-166 Development Plan
Pursuing Partnering
Opportunities
Note: Development plans / timelines for MN-166 are subject to change

© MediciNova, Inc. 2008 7
Definition
•
Long-lasting and severe asthma episode that is not responsive to initial bronchodilator or corticosteroid therapy
MN-221:
•
Novel, highly selective 2-adrenergic receptor agonist
•
Greater selectivity
•
Partial agonist for 1 receptor in the heart
•
Full agonist for 2 receptor in the lungs
•
Improved safety (fewer cardiovascular side effects) compared to older -agonists
•
IV formulation for acute hospital use
•
Reliable and rapid delivery
•
Positive Phase IIa results reported in October 2007
MN-221: A New Approach to
MN-221: A New Approach to
Treating Status Asthmaticus
Treating Status Asthmaticus

© MediciNova, Inc. 2008 8
Market Opportunity
•
Approximately 1.9 million emergency room visits in the US each year*
•
500,000 hospitalizations
•
Approximately 4,000 deaths annually in the US*
•
Potential $500 M market opportunity for MediciNova
Current Standard of Care*:
•
Beta agonists (all patients)
•
Inhaled or nebulized
•
Corticosteroids (66-77% of patients)
•
IV or oral
*Source: National Center for Health Statistics / CDC
MN-221: Market Opportunity
MN-221: Market Opportunity

## $\beta_2$

| Human β–Adrenergic Receptor Selectivity | | | |
|---|---|---|---|
| Drug | Adrenoceptor ($IC_{50}$, uM) | | $\beta_2$-Adrenoceptor Selectivity |
| | $\beta_1$ | $\beta_2$ | ($IC_{50}$ for $\beta_1$/$IC_{50}$ for $\beta_2$) |
| MN-221 | 1.39 | 0.0224 | 62.1 |
| Albuterol (Salbutamol) | 5.63 | 1.56 | 3.61 |

Displacement of [$^3$H]-cyanopindolol or [$^3$H]-CGP12177 binding in membrane preparations expressing human cloned $\beta_1$- and $\beta_2$-adrenoceptors, respectively

MEDICINOVA

© MediciNova, Inc. 2008
1. Proven mechanism of action ( -adrenergic agonist)
2. Rapid, reliable IV delivery (vs. inhaled / nebulized)
3. Safer (greater selectivity = fewer cardiovascular SE)

Competitive Advantages of
Competitive Advantages of
MN-221
MN-221

© MediciNova, Inc. 2008 10
Phase IIa Design
•
Randomized, placebo-controlled, double-blind, sequential dose escalation
•
23 subjects with mild-to-moderate asthma
•
Primary objective
• To determine the efficacy of a single 15-minute treatment with intravenous MN-221
•
Secondary objective
• To determine the MTD (Maximum Tolerated Dose)
Primary endpoint met in Phase IIa study completed October 2007
•
Achieved statistical significance in its primary endpoint of mean change in FEV1 from baseline at 15 minutes at doses of 3.5, 10, 16, and 30 micrograms/min of MN-221 compared to placebo
•
No clinically significant cardiovascular, ECG or vital sign changes, or any other safety concerns observed at any dose tested
•
60 micrograms/min x 15 min (900 mcg) dose a possible MTD of MN-221
MN-221: Positive Phase IIa data
MN-221: Positive Phase IIa data

Mean FEV1 (L) Change from Pre-infusion
0.5
0.4
0.3
0.2
0.1
0
0.01
0.07
p=0.3626
0.11
p=0.1377
0.18
p=0.0106
0.31
p<0.0001
0.26
p=0.0006
0.43
p<0.0001

MEDICINOVA

© MediciNova, Inc. 2008
Change from Pre-Infusion FEV1 at 15 min (ITT)
Placebo .35
ug/min
1.0
ug/min
3.5
ug/min

ug/min
16
ug/min
30
ug/min
MN-221-CL-002: Primary
MN-221-CL-002: Primary
Efficacy Variable
Efficacy Variable

© MediciNova, Inc. 2008
MN-221: Safety
MN-221: Safety
Phase IIa Safety Findings:
•
No clinically significant cardiovascular, ECG or vital sign changes, or any other safety concerns observed at doses up to 30 micrograms/minute for 15 minutes or any time point thereafter
•
60 micrograms/minute infusion improved FEV1 significantly (p< 0.0001) without clinically significant cardiovascular, ECG, or vital sign changes; however, the safety trend led us to believe that this is a possible MTD and higher doses should not be tested
Safety Database:
•
MN-221 has been tested in over 300 subjects in the US and Europe to date
•
Subjects have had infusions with no clinically significant adverse events at:
• 16 micrograms/minute for up to 4 hours and at lower doses for up to 24 hours

© MediciNova, Inc. 2008
Commence Two Phase IIb study to test efficacy of MN-221 in Status Asthmaticus patients in the emergency room
Single Blind (~32 patients)
•
Anticipated commencement date: 1H’08
•
Results expected as early as 2H’08
Double Blind (~200 patients)
•
Anticipated commencement date: 1H’08
•
Results expected as early as 1H’09
Commence second Phase IIa study (~20 patients) for extended dosing (4 hour infusion)
•
Anticipated commencement date: 1H’08
•
Results expected as early as 2H’08
MN-221: Next Steps
MN-221: Next Steps

Normal nerve
Exposed fiber
Nerve affected by MS
Damaged myelin

MEDICINOVA

© MediciNova, Inc. 2008 14
MN-166 Overview
MN-166 Overview
•
Multiple Sclerosis
•
Autoimmune disease
•
Progressive loss of
neuromuscular function
•
Relapsing forms
•
Progressive forms
•
Damage to myelin sheath
•
Damage to neuronal axon

© MediciNova, Inc. 2008 15
Multiple Sclerosis Market
•
Approximately $6.2 B worldwide sales in 2005*
Current Standard of Care:
•
Beta interferons, Copaxone, Tysabri
•
Administered either by intramuscular or subcutaneous injection or infusion
MN-166:
•
Anti-inflammatory and neuroprotective properties in vitro
and in vivo
•
Stimulates Th2 cytokine production and neurotrophic factor release
•
Cerebrovasodilator
•
Inhibits leukotrienes, phosphodiesterases, Th1 cytokine production, nitric oxide and reactive oxygen species production
•
Demonstrated effects on brain volume
•
Targets both chronic and acute aspects of multiple sclerosis
•
Oral administration
MN-166 Overview
MN-166 Overview
*Source: MedAdNews, June 2006

© MediciNova, Inc. 2008
Efficacy
(relapse rate)
•
Insufficient efficacy on relapses
•
Most patients ultimately progress (disability/neurodegeneration)
•
Neutralizing antibodies can diminish efficacy over time
•
Neutralizing antibodies can diminish efficacy over time
•
Uncomfortable and potentially dangerous AEs
•
Rare but fatal PML with Tysabri
Safety/
Tolerability
•
All current drugs injectable (daily – weekly) or infusion (monthly)
Administration
•
Increasing interest in combination therapies given
insufficient efficacy with current “core” agents
•
Black box on combination with Tysabri
Combination
•
Real neuroprotection would be groundbreaking
•
Current treatments do not address disease progression
Neuroprotection
There are substantial unmet
There are substantial unmet
needs in the treatment of MS
needs in the treatment of MS
Description

Percent Brain Volume Reduction (0-12 months)
60 mg
0.79; p=0.035 v. Placebo
30 mg
1.05; NS v. Placebo
Placebo
0
0.2
0.4
0.6
0.8
1
1.2
1.4
Percent Brain Volume reduction

© MediciNova, Inc. 2008 Brain volume changes are linked to axonal loss 17 Chronic Efficacy Demonstrated: Chronic Efficacy Demonstrated: Effects on Brain Volume Effects on Brain Volume 1.20

© MediciNova, Inc. 2008
MN-166 Similar Acute Efficacy to Current and Developing Treatments
Anti-inflammatory Outcomes:
•
Pilot studies found reduced relapse rate and Th1 Th2 cytokine shift
•
Prolong time to relapse (> 1yr.)
•
Increased % relapse-free (56%)
•
Decreased T1-Gd lesion volume
Reduces Relapses via Inhibiting Inflammation
•
Phosphodiesterase IV and Leukotriene inhibitor
•
Inhibits nitric oxide and reactive oxygen species production
•
Inhibits Th1 cytokine production (IFN-
Y
, TNF- , IL-1 , IL-6)

P-Value:  0.0438
P-Value:  0.033
MN-166 Targets Both Chronic
MN-166 Targets Both Chronic
and Acute Aspects of MS
and Acute Aspects of MS

Figure 4-1 Plot of Time to First Relapse by Treatment (ITT)
Core (1-12 Months)

1.00
0.75
0.50
0.25
0.00
Survival Distribution Function
0
50
100
150
200
250
300
350
400
Time to First Relapse
STRATA:
treat=30mg/day
Censored treat=30mg/day
treat=60mg/day
Censored treat=60mg/day
treat=Placebo
Censored treat=Placebo

MEDICINOVA

© MediciNova, Inc. 2008 Phase III endpoint for certain FDA-approved MS products 19 Acute Efficacy Demonstrated: Acute Efficacy Demonstrated: Time to First Relapse Time to First Relapse

© MediciNova, Inc. 2008 20
•
MN-166 was very well tolerated; 89% of subjects completed the first 12 months of the study
•
Discontinuation for AE was infrequent (placebo - 1, 30mg/d - 2, 60 mg/d - 3)
•
Side effects were generally mild and self-limiting
•
No statistically significant adverse effects were observed
•
No adverse laboratory or ECG findings
•
GI side effects as a group were the only adverse events to occur at ~2-fold that of the placebo rate (placebo – 7.8%, 30 mg/d – 14.7%, 60 mg/d – 22.2%)
•
Tolerance to the GI side effects occurred rapidly (2-4 days)
•
12 serious adverse events were reported (placebo – 4, 30 mg – 2, 60 mg – 6); all were not or unlikely to be attributable to treatment
•
No deaths occurred in the study
MN-166 Overview-Safety
MN-166 Overview-Safety

| | | | | | |
|---|---|---|---|---|---|
| | | | | | |
| | | | ↑<br>↓ | | ↑ |
| | | | | | |
| | | | | | ↑ |
| | | | ↑ | | ↑<br>↓ |

© MediciNova, Inc. 2008
Compound Sponsor
Current
Phase
Safety Profile
from Phase II trials
MN-166 MediciNova Phase II Mild, transient GI upset
FTY 720 Novartis Phase III
Blood pressure
Heart rate
Dyspnea
Liver
enzymes
Lymphopenia
Cladribine
Merck
Serono
Phase III Fever
Nausea,
Vomiting
Leucopenia
BG-12 Biogen-Idec Phase III
H/A,
Nasopharyngitis
GI
disorders
Liver
enzymes
Laquinimod Teva Phase III Liver enzymes Arthralgia
Fibrinogen
Hemoglobin
Safety Comparison with Other
Safety Comparison with Other
Oral Agents
Oral Agents

© MediciNova, Inc. 2008
Phase II placebo-controlled, randomized, double-blind study
•
year 1 - 0, 10 mg tid, 20 mg tid
•
year 2 - 10 mg tid, 20 mg tid
•
n ~ 100 MS patients/group @ 25 sites in Serbia, Ukraine, Belarus, Bulgaria and
Romania
Key Inclusion Criteria:
•
Males or females aged 18 to 55 years, with relapsing remitting (RR) and/or secondary progressive (SP) Multiple Sclerosis with continued relapses;
•
A definite diagnosis of relapsing MS using the new International Committee recommendations (MacDonald Criteria);
•
One MRI scan taken two weeks prior to treatment start using a standardized MRI protocol with at least one Gd-enhancing lesion;
•
An EDSS score of 5.5 or less at the screening and baseline visits.
Current Clinical Studies: MN-
Current Clinical Studies: MN-
166-CL-001
166-CL-001

© MediciNova, Inc. 2008
Partnering Opportunities
MN-001 (Bronchial Asthma) Phase III ready
MN-001 (Interstitial Cystitis) Phase II ready
MN-305 (Generalized Anxiety Disorder) Phase II ready
MN-029 (Solid Tumors) Phase II ready
MN-221 (Preterm Labor) Phase II ready
MN-246 (Urinary Incontinence) Phase I ongoing
MN-447 / MN-462 (Thrombosis) Preclinical
Diversified Portfolio
Diversified Portfolio

© MediciNova, Inc. 2008 24
MN-221 for Status Asthmaticus
•
Single Blind Phase IIb study to test efficacy - commencement date: 1H’08
•
Results as early as 2H’08
•
Double Blind Phase IIb study to test efficacy - commencement date: 1H’08
• Results as early as 1H’09
•
Second Phase IIa study for extended dosing - commencement date: 1H’08
• Results as early as 2H’08
MN-166 for Multiple Sclerosis
•
Announce Two-Year Phase II Results – expected 1H’08
•
Pursue Corporate Partnership
•
Phase III ready 2H’08
Medicinova is constantly evaluating opportunities to partner MN-166 and additional programs
Near-Term Clinical
Near-Term Clinical
Milestones
Milestones

© MediciNova, Inc. 2008 25
Dual Listing:
•
MNOV (NasdaqGM), December 2006
•
4875 (Osaka – Hercules), February 2005
•
Limited liquidity due to low float
Cash: $75.96 M as of 9/30/07
Market cap as of 1/03/07: ~$55.6 M
Shares outstanding: 11.9 M
Fully diluted shares outstanding: 14.0 M
Key Financials
Key Financials

© MediciNova, Inc. 2008 26
Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
32 Prof. USC, Formerly Prof. Pitt;
Advisor to JAFCO, Tanabe
Director, Avigen, Inc.
Richard Gammans, PhD, MBA Richard Gammans, PhD, MBA
Chief Development Officer
30 Incara, Indevus, BMS
Kenneth W. Locke, PhD Kenneth W. Locke, PhD
Chief Scientific Officer
23 Tanabe Research Laboratories USA,
Indevus, Hoechst
Shintaro Asako, CPA Shintaro Asako, CPA
Chief Financial Officer
9 KPMG USA (Audit), Arthur Andersen USA
Masatsune Okajima, CMA Masatsune Okajima, CMA
VP, Head of Japanese Office
16 Daiwa Securities SMBC,
Sumitomo Capital Securities, Sumitomo Bank
Management Team with Global
Management Team with Global
Experience
Experience

© MediciNova, Inc. 2008 27
MN-221 (Status Asthmaticus):
•
Proven mechanism of action
•
Highly selective with improved safety profile vs. standard of care
•
Low risk / High reward proposition
• Positive efficacy data
• Low development costs to market
• Estimated $500 M market opportunity for MediciNova
MN-166 (Multiple Sclerosis):
•
Current treatment of MS represents significant unmet medical need
•
Multi-billion dollar market opportunity
•
Both chronic and acute efficacy have been demonstrated in clinical studies
Robust pipeline
•
Six compounds with applications in multiple disease areas
•
Unique access to other differentiated, high-value assets
Investment Highlights
Investment Highlights